Exhibit 99.16

                       GE CAPITAL MORTGAGE SERVICES, INC.
                           DISTRIBUTION DATE STATEMENT
                                 December, 1998
           Series 1998-6B, REMIC Multi-Class Pass-Through Certificates

Pursuant to the Pooling and Servicing Agreement dated as of March 1, 1998 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

       Weighted average coupon                      %                 7.437634
                                                      -------------------------
       Weighted average maturity                                        348.56
                                                      -------------------------

A.    Amount of distribution allocable to principal and interest:
         The amounts below are for a Single Certificate of $1,000:
       1.
                                 Principal
             Principal Per    Prepayments Per  Interest Per
      Class   Certificate       Certificate     Certificate    Payout Rate
      -----   -----------       -----------     -----------    -----------
       2PO   $  0.98829361   $   0.07784863  $   0.00000000   %  0.00000000
       2A1   $  0.00000000   $   0.00000000  $   0.00000000   %  0.00000000
       2A2   $ 34.26890791   $  33.21825251  $   4.41902363   %  6.74999993
       2A3   $ 28.52896365   $  27.65429000  $   4.62102127   %  6.75000000
       2A4   $ 32.76097494   $  31.75655119  $   5.30650737   %  6.74999976
       2A5   $  0.00000000   $   0.00000000  $   5.62500031   %  6.75000037
       2A6   $  0.00000000   $   0.00000000  $   4.88541662   %  5.86249994
       2A7   $  0.00000000   $   0.00000000  $   7.84375015   %  9.41250018
       2A8   $  0.00000000   $   0.00000000  $   5.62500000   %  6.75000000
       2M    $  0.79977310   $   0.00000000  $   5.59010931   %  6.74999928
       2B1   $  0.79977403   $   0.00000000  $   5.59011107   %  6.75000139
       2B2   $  0.79977536   $   0.00000000  $   5.59010892   %  6.74999880
       2B3   $  0.79977020   $   0.00000000  $   5.59011107   %  6.75000139
       2B4   $  0.79977020   $   0.00000000  $   5.59010341   %  6.74999214
       2B5   $  0.79977078   $   0.00000000  $   5.59011399   %  6.75000489

       2.      Unanticipated Recoveries:                 $                 0.00
                                                                 ---------------

B.    Accrual Amount
      1.
                              Accrual Amount
          Class
       N/A             $                     N/A

       2.    The amount of servicing compensation received by the Company during the month preceding the month of distribution:
                                                           $          59,381.85
                                                                 ---------------

C.     The amounts below are for the aggregate of all Certificates:

       1.     The Pool Scheduled Principal Balance:        $     275,061,690.42
                                                                 ---------------

       2.     The aggregate number of Mortgage Loans included in the Pool
              Scheduled Principal Balance set forth above:                  889
                                                                 ---------------
       3.
     Beginning Aggregate Class  Ending Aggregate         Ending
       Certificate Principal   Class Certificate   Single Certificate
Class         Balance          Principal Balance        Balance          Cusip
-----         -------          -----------------        -------          -----
2PO  $             170,443.66  $       170,273.80  $           990.70  GEC986PO2
2A1  $                   0.00  $             0.00  $             0.00  36158GBS6
2A2  $          63,001,529.54  $    60,253,334.47  $           751.34  36158GBT4
2A3  $         103,510,876.38  $    99,916,226.96  $           792.99  36158GBU1
2A4  $          20,668,493.17  $    19,950,732.97  $           910.62  36158GBV9
2A5  $          16,135,000.00  $    16,135,000.00  $         1,000.00  36158GBW7
2A6  $          24,879,000.00  $    24,879,000.00  $         1,000.00  36158GBX5
2A7  $           8,293,000.00  $     8,293,000.00  $         1,000.00  36158GBY3
2A8  $          32,500,000.00  $    32,500,000.00  $         1,000.00  36158GBZ0
SUP2 $         272,689,155.47  $   265,627,136.54  $           838.29  GE986SUP2
2M   $           6,000,548.20  $     5,995,719.17  $           993.00  36158GCA4
2B1  $           2,594,804.80  $     2,592,716.59  $           993.00  36158GCB2
2B2  $           1,459,888.26  $     1,458,713.39  $           993.00  36158GCC0
2B3  $           1,297,402.40  $     1,296,358.29  $           993.00  36158GCH9
2B4  $             648,701.20  $       648,179.15  $           993.00  36158GCJ5
2B5  $             973,218.85  $       972,435.63  $           993.00  36158GCK2

D. The aggregate number and aggregate Principal Balances of Mortgage Loans which, as of the close of business on the last day of the month preceding the related Determination Date, were delinquent:

       1.   30-59 days
            Number              7        Principal Balance    $    2,166,287.13
                                --------                           -------------
       2.   60-89 days
            Number              0        Principal Balance    $            0.00
                                --------                           -------------
       3.   90 days or more
            Number              2        Principal Balance    $      455,122.94
                                --------                          -------------
       4.   In Foreclosure
            Number              1        Principal Balance    $      286,840.43
                                --------                           -------------
       5.   Real Estate Owned
            Number              0        Principal Balance    $            0.00
                                --------                           -------------

       6. The Scheduled Principal Balance of any Mortgage Loan replaced pursuant to the Pooling And Servicing Agreement:
                                                              $            0.00
                                                                    ------------

     7. The Certificate Interest Rate applicable to the Interest Accrual Period relating to such Distribution Date applicable to any floating index certificate:

                                     Certificate Interest
                Class                        Rates
                 2A6             %               5.86249994
                 2A7             %               9.41250018

E.     Other Information:

       1.   Special Hazard Loss Amount:                      $             0.00
                                                                ----------------

       2.   Bankruptcy Loss Amount:                          $             0.00
                                                                ----------------

       3.   Fraud Loss Amount:                               $             0.00
                                                                ----------------

       4.   Certificate Interest Rate of the Class S Certificate: %0.00000000
                                                                   -----------

F.   Ending Notional Component Balances (if applicable):

                                   Ending Notional Balance
             Class
       Class N/A             $                            N/A

     Ending Component Principal Balances (if applicable):

                                  Ending Component Balance
             Class
       Class N/A             $                            N/A